UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2013

WESTERN GAS PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-34046	26-1075808
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Lake Robbins Drive

The Woodlands, Texas 77380-1046

(Address of principal executive offices) (Zip Code)

(832) 636-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 5, 2013, Western Gas Partners, LP (the “Partnership”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the closing of its acquisition on March 1, 2013, of a 33.75% interest in both the Liberty and Rome gas gathering systems from Anadarko Marcellus Midstream, L.L.C. (“AMM”), a wholly owned subsidiary of Anadarko Petroleum Corporation (“Anadarko”). The interest acquired is referred to as the “Non-Operated Marcellus Interest” and the acquisition as the “Non-Operated Marcellus Interest acquisition.” The consideration paid by the Partnership for the Non-Operated Marcellus Interest consisted of $465.5 million in cash and 449,129 common units of the Partnership. The Partnership funded the cash consideration through $250.0 million in borrowings under its revolving credit facility and $215.5 million of cash on hand. The terms of the Non-Operated Marcellus Interest acquisition were approved by the board of directors of the Partnership’s general partner (the “Board”) and by the Board’s special committee on February 27, 2013.

On April 19, 2013, the Partnership filed a Current Report on Form 8-K/A (the “Amendment”) amending and supplementing the Initial Report to include the audited financial statements of the Non-Operated Marcellus Interest, the unaudited pro forma financial statements of the Partnership required by Items 9.01(a) and 9.01(b) of Form 8-K and certain exhibits under Item 9.01(d) of Form 8-K. No other modifications to the Initial Report were made by the Amendment.

Due to Anadarko’s control of the Partnership through its ownership and control of Western Gas Equity Partners, LP (“WGP”), a Delaware master limited partnership formed by Anadarko in September 2012 to own the Partnership’s general partner, as well as a significant limited partner interest in the Partnership, the acquisition of the Non-Operated Marcellus Interest is considered a transfer of net assets between entities under common control. As such, the Partnership is required to recast its financial statements to include the activities of the Non-Operated Marcellus Interest as of the date of common control. Exhibits 12.1, 99.1, 99.2, and 99.3 included in this Current Report on Form 8-K give retroactive effect to the acquisition of the Non-Operated Marcellus Interest as if the Partnership owned the Non-Operated Marcellus Interest since May 2008, the date construction began on the Liberty and Rome gas gathering systems.

The Partnership’s Form 10-K for the year ended December 31, 2012 (the “2012 Form 10-K”), as filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2013, is hereby recast by this Current Report on Form 8-K as follows:

•	the Computation of Ratio of Earnings to Fixed Charges of the Partnership included herein on Exhibit 12.1 supersedes Exhibit 12.1 filed under Part IV, Item 15 of the 2012 Form 10-K;

•	the Selected Financial and Operating Data of the Partnership included herein on Exhibit 99.1 supersedes Part II, Item 6 of the 2012 Form 10-K;

•	the Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Partnership included herein on Exhibit 99.2 supersedes Part II, Item 7 of the 2012 Form 10-K; and

•

the Financial Statements and Supplementary Data of the Partnership included herein on Exhibit 99.3 supersedes Part II, Item 8 of the 2012 Form 10-K, except for the Report of Management, Management’s Assessment of Internal Control over Financial Reporting and the Report of Independent Registered Public Accounting Firm with regard to internal control over financial reporting, included at pages 91 and 92 of the 2012 Form 10-K, respectively, which are not impacted by this Current Report on Form 8-K.

There have been no revisions or updates to any other sections of the 2012 Form 10-K other than the revisions noted above. This Current Report on Form 8-K should be read in conjunction with the 2012 Form 10-K, and any references herein to Items 6, 7 and 8 under Part II of the 2012 Form 10-K refer to Exhibits 99.1, 99.2, and 99.3, respectively. As of the date of this Current Report on Form 8-K, future references to the Partnership’s historical financial statements should be made to this Current Report as well as future quarterly and annual reports on Form 10-Q and Form 10-K, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of KPMG LLP.

99.1	Selected Financial and Operating Data.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Financial Statements and Supplementary Data.

101.INS	XBRL Instance Document.

101.SCH	XBRL Schema Document.

101.CAL	XBRL Calculation Linkbase Document.

101.LAB	XBRL Label Linkbase Document.

101.PRE	XBRL Presentation Linkbase Document.

101.DEF	XBRL Definition Linkbase Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS PARTNERS, LP

	By:	Western Gas Holdings, LLC, its general partner

Date: May 13, 2013	By:	/s/ Donald R. Sinclair
Donald R. Sinclair
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

12.1*	Computation of Ratio of Earnings to Fixed Charges.

23.1*	Consent of KPMG LLP.

99.1*	Selected Financial and Operating Data.

99.2*	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3*	Financial Statements and Supplementary Data.

101.INS**	XBRL Instance Document.

101.SCH**	XBRL Schema Document.

101.CAL**	XBRL Calculation Linkbase Document.

101.LAB**	XBRL Label Linkbase Document.

101.PRE**	XBRL Presentation Linkbase Document.

101.DEF**	XBRL Definition Linkbase Document.

*	Filed herewith

**	Furnished herewith